Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

LMP Corporate Loan Fund Inc.

(Name of Registrant as Specified in its Charter)

Grace JS Sinn

Name of Person Filing Proxy Statement

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LMP CORPORATE LOAN FUND INC.

125 BROAD STREET

NEW YORK, NEW YORK 10004

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that the Annual Meeting of Shareholders of LMP CORPORATE LOAN FUND INC. will be held at the offices of Legg Mason, 399 Park Avenue, New York, New York, 4th floor, Conference Room B, on January 29, 2007, at 4:00 p.m., New York time, for the following purposes:

1.	To elect three Class I Directors, two Class II Directors and one Class III Director of the Fund (Proposal No. 1); and

2.	To transact such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

Holders of record of shares of the Fund at the close of business on December 12, 2006 are entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

By order of the Board of Directors,

Robert I. Frenkel

Secretary

New York, New York

December 27, 2006

Shareholders who do not expect to attend the annual meeting are requested to complete, sign, date and return the proxy card in the enclosed envelope, which needs no postage if mailed in the continental United States, or, for shares held in a brokerage account, vote their shares by telephone or through the internet. Instructions for the proper execution of proxy cards are set forth on the following page. It is important that proxies be returned promptly.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Portfolio involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Executor

LMP CORPORATE LOAN FUND INC.

125 BROAD STREET

NEW YORK, NEW YORK 10004

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 29, 2007

This proxy statement and accompanying proxy card (“proxy”) are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of LMP Corporate Loan Fund Inc. (formerly, Citigroup Investments Corporate Loan Fund Inc.) (the “Fund”), for use at the Annual Meeting of Shareholders of the Fund to be held at the offices of Legg Mason, 399 Park Avenue, New York, New York, 4th floor, Conference Room B, on January 29, 2007 at 4:00 p.m., New York time, and at any adjournments thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the “Notice”).

The costs of soliciting proxies and the expenses incurred in preparing this proxy statement will be borne by the Fund and are expected to be approximately $15,000. In addition, the Fund will reimburse brokerage firms or other record holders for their expenses in forwarding solicitation materials to beneficial owners of shares of the Fund. Proxy solicitations will be made primarily by mail. In addition, certain officers, directors and employees of the Fund; Legg Mason, Inc.; Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”), the Fund’s investment manager, which is an affiliate of Legg Mason, Inc.; Citigroup Alternative Investments LLC (“CAI” or the “Subadviser”), the Fund’s sub-investment adviser; and/or American Stock Transfer & Trust Co. (“AST”), the Fund’s transfer agent, may solicit proxies in person or by telephone or mail. Legg Mason, Inc. is located at 100 Light Street, Baltimore, Maryland 21202; LMPFA and CAI are located at 399 Park Avenue, New York, New York 10022; and AST is located at 6201 15th Avenue, 1st Floor, Brooklyn, New York 11219.

The Annual Report of the Fund, including audited financial statements for the fiscal year ended September 30, 2006, has previously been furnished to all shareholders of the Fund. The Fund will provide additional copies of the Annual Report to any shareholder upon request by calling the Fund at 1-800-451-2010.

This proxy statement and proxy are first being mailed to shareholders on or about December 27, 2006.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted “FOR” all the proposals listed in the Notice. Proposal No. 1 requires the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present for approval. A quorum consists of the presence (in person or by proxy) of the holders of a majority of the outstanding shares of the Fund entitled to notice of, and to vote at, the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which such broker or nominee does not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, abstentions will have no effect on Proposal No. 1, for which the required vote is a plurality of the votes cast. Because brokers are permitted by applicable regulations to vote shares as to which instructions have not been received from the beneficial owners or the persons entitled to vote in uncontested elections of Directors, there will be no broker “non-votes” in connection with Proposal 1. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Fund’s address indicated above prior to the Meeting or by voting in person at the Meeting.

The Board knows of no business other than that specifically mentioned in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment to the extent permissible under applicable law.

The Board has fixed the close of business on December 12, 2006 as the record date (the “Record Date”) for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. Shareholders of the Fund as of the Record Date will be entitled to one vote on each matter for each share held and a fractional vote with respect to fractional shares, with no cumulative voting rights. As of the Record Date, the Fund had outstanding 9,892,850.186 shares of Common Stock, par value $0.001 per share (the “Common Stock”), of which 9,866,306 shares (or 99.73%) were held but not beneficially owned by Cede & Co., P.O. Box 20, Bowling Green Station, New York, NY 10004. As of the Record Date, the Fund had outstanding 1,700 shares of Series A and 1,700 shares of Series B Preferred Stock, par value $0.001 per share (collectively, the “Preferred Stock”) of which 3,400 shares (100%) were held but not beneficially owned by Cede & Co. As of the Record Date, no other person (including any “group” as that term is used in Section 13(d) of the Securities Exchange Act of 1934), to the knowledge of the Fund, owned beneficially 5% or more of the outstanding shares of the Fund other than those listed on the following page. As of the Record Date, the officers and Board members of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund.

In the event that a quorum is not present, or if sufficient votes in favor of the proposals set forth in the Notice and this proxy statement are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors, among others, may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote in favor of such proposals and will vote against such adjournment those shares which they are entitled to vote against such proposals.

OWNERS OF MORE THAN FIVE PERCENT OF THE OUTSTANDING SHARES OF THE FUND

The following table shows, as of December 12, 2006, the beneficial owners of 5% or more of the outstanding shares of the Fund. This information is based on reports (Schedules 13 D and G) filed with the Securities and Exchange Commission (“SEC”) by the firms listed in the table below as well as information as to beneficial ownership reported to the Fund on behalf of the holder.

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent* of Class
Common Stock	Travelers Casualty and Surety Company One Tower Square Hartford, CT 06283	988,300 shares	9.99%

*	Based upon 9,892,850.186 shares outstanding as of December 12, 2006.

PROPOSAL NO. 1

ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS

The Board is divided into three classes. The Directors currently serving in Class I have terms expiring at the Meeting; each Class I Director currently serving on the Board, two Class II Directors and one Class III Director have been nominated by the Board for election or reelection at the Meeting: in the case of the Class I Directors, to serve for a term of three years (until the year 2010 Annual Meeting of Shareholders); in the case of the Class II Directors, to serve for a term of one year (until the year 2008 Annual Meeting of Shareholders); and in the case of the Class III Director, to serve for a term of two years (until the year 2009 Annual Meeting of Shareholders), or until his or her successor has been duly elected and qualified. The Class II Directors and the Class III Directors are currently serving terms which will expire at the 2008 and 2009 Annual Meetings of Shareholders, respectively.

Under the terms of the Fund’s Articles of Incorporation, as amended (the “Charter”), the holders of Preferred Stock are entitled as a class, to the exclusion of the holders of Common Stock, to elect two Directors of the Fund (the “Preferred Directors”). The Charter further provides that the remaining nominees shall be elected by holders of Common Stock and Preferred Stock voting together as a single class. Of those designated as Preferred Directors, Riordan Roett is the sole Preferred Director who is nominated for election at the Meeting. Therefore, the holders of the Fund’s Common Stock and Preferred Stock, voting together as a single class, are being asked to vote for Ms. Colman and Messrs. Cronin, Gelb, Gerken and Salacuse, and the holders of the Fund’s Preferred Stock, voting as a single class, are being asked to vote for Mr. Roett, as Directors of the Fund.

The Board knows of no reason why any of the nominees listed below will be unable to serve, and each nominee has consented to serve if elected, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee(s) as the Board may recommend.

Certain information concerning the nominees and the Directors continuing in office is set forth below. For any nominee or Director indicated as owning shares of the Fund, such ownership constituted less than 1% of the outstanding shares of the Fund as of the Record Date. All of the nominees are currently Directors of the Fund. Except as indicated, each nominee or Director has held the office shown or other offices in the same company for the last five years.

Persons Nominated for Election as Directors

Name, Address and Age	Position Held with Fund	Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
CLASS I DIRECTOR NOMINEES

Carol L. Colman† Colman Consulting 278 Hawley Road North Salem, NY 10560 Birth year: 1946	Class I Director	Since 2006	President, Colman Consulting Co.	35	None

R. Jay Gerken, CFA*† Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason; Chairman, President and Chief Executive Officer of LMFFA and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996-2001) and Smith Barney Growth and Income Fund (from 1996-2001)	160	None

Dr. Riordan Roett† The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, D.C. 20036 Birth year: 1938	None	N/A	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University.	30	None

CLASS II DIRECTOR NOMINEES

Daniel P. Cronin† c/o Chairman of the Fund 399 Park Avenue – 4th Floor New York, NY 10022 Birth year: 1946	Class II Director	Since 2006	Retired; formerly, Associate General Counsel, Pfizer, Inc.	32	None

Leslie H. Gelb† c/o Chairman of the Fund 399 Park Avenue – 4th Floor New York, NY 10022 Birth year: 1937	Class II Director	Since 2006	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times.	32	Director of two registered investment companies advised by Blackstone AsiaAdvisors L.L.C. (“Blackstone Advisors”)

Name, Address and Age	Position Held with Fund	Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

CLASS III DIRECTOR NOMINEE

Jeswald W. Salacuse† c/o Chairman of the Fund 399 Park Avenue – 4th Floor New York, NY 10022 Birth year: 1938	None	N/A	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University.	30	Director of two registered investment companies advised by Blackstone Advisors

REQUIRED SHAREHOLDER VOTE

The affirmative vote of a plurality of the votes cast at the Meeting is required to elect Directors pursuant to Proposal No. 1.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE FOR THE NOMINEES TO THE BOARD.

Directors Continuing in Office**

Name, Address and Age	Position Held with Fund	Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Director ships Held by Director

CLASS II DIRECTORS

Robert A. Frankel† 1961 Deergrass Way Carlsbad, CA 92009 Birth Year: 1927	Director	Since 1998	Managing Partner of Robert A. Frankel Management Consultants	18	None

George M. Pavia† 600 Madison Avenue New York, NY 10022 Birth Year: 1928	Director	Since 2001	Senior Partner, Pavia & Harcourt Attorneys.	7	None

CLASS III DIRECTORS

Dwight B. Crane† Harvard Business School Baker Library #337 Boston, MA 02163 Birth Year: 1937	Director	Since 1998	Professor, Harvard Business School.	42	None

Paolo M. Cucchi† Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Director	Since 2001	Vice President and Dean of College of Liberal Arts at Drew University.	7	None

William R. Hutchinson† 535 N. Michigan Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director	Since 1998	President, WR Hutchinson & Associates, Inc. (oil industry consulting); formerly Group Vice President, Mergers & Acquisitions BP Amoco p.l.c.; formerly Vice President–Financial Operations Amoco Corp.	40	Director of Associated Bank; Director of Associated Banc-Corp.

*	An “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
†	Director, trustee and/or general partner of other investment companies registered under the 1940 Act with which Legg Mason is affiliated.
**	Paul Harden, who is currently serving as a Class I Director, will resign from the Board at the date on which the Director Nominees accept their elections and commence service as Directors.

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of May 31, 2006:

Name of Director/Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director/Nominee and Advised by LMPFA
Non-Interested Directors/Nominees
Carol L. Colman	None	Over $100,000
Dwight B. Crane	$1-$10,000	Over $100,000
Daniel P. Cronin	None	Over $100,000
Paolo M. Cucchi	$10,001-$50,000	$10,001-$50,000
Robert A. Frankel	$1-$10,000	Over $100,000
Leslie H. Gelb	None	None
Paul Hardin	$10,001-$50,000	Over $100,000
William R. Hutchinson	$50,001-$100,000	Over $100,000
George Pavia	None	None
Riordan Roett	None	$10,001-$50,000
Jeswald W. Salacuse	None	$10,001-$50,000
Interested Directors/Nominees
R. Jay Gerken	$50,001-$100,000	Over $100,000

*	Mr. Gerken is an “interested person” as defined in the 1940 Act.

As of the Record Date, to the knowledge of the Fund, no securities issued by Legg Mason, Inc. were held by Board members who are not “interested persons” (as that term is used in the 1940 Act) of the Fund (“Independent Directors”).

The Fund has a separately designated standing Audit Committee. The Fund’s Audit Committee is composed of all Directors who are not “interested persons” of the Fund, LMPFA, CAI or their affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange (“NYSE”) listing standards, namely Ms. Colman and Messrs. Crane, Cronin, Cucchi, Frankel, Gelb, Hardin, Hutchinson and Pavia. The principal functions of the Audit Committee are to (a) assist Board oversight of (i) the integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Fund’s independent registered public accounting firm, and (iv) the performance of the Fund’s internal audit functions and independent registered public accounting firm; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm; and (d) prepare the report required to be prepared by the Audit Committee pursuant to SEC rules for inclusion in the Annual Proxy Statement. This Committee met five times during the fiscal year ended September 30, 2006. The Board of Directors of the Fund has determined that all members of the Fund’s Audit Committee are financially literate. Mr. Hutchinson has been designated as the audit committee financial expert within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002. The Committee adopted an Amended and Restated Audit Committee Charter at a meeting held on February 14, 2006, a copy of which is attached to this Proxy Statement as Annex A.

The Fund has a separately designated standing Nominating Committee. The Nominating Committee, the principal function of which is to select and nominate candidates for election or appointment by the Board as Directors of the Fund, is currently composed of Ms. Colman and Messrs. Crane, Cronin, Cucchi, Frankel, Gelb, Hardin, Hutchison and Pavia. Only Directors who are not “interested persons” of the Fund as defined in the 1940 Act and who are “independent” as defined in the NYSE listing standards are members of the Nominating Committee. The Nominating Committee may consider nominees recommended by a shareholder as it deems appropriate. Shareholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. The Nominating Committee met twice during the Fund’s fiscal year ended September 30, 2006. At a meeting held on November 8, 2006, the Nominating Committee nominated Ms. Colman and Messrs. Cronin and Gelb for appointment by the Board of Directors of the Fund effective December 1, 2006, and nominated Ms. Colman and Messrs. Cronin, Gelb, Roett and Salacuse for election at the Meeting. The Fund adopted a Nominating Committee Charter at a meeting held on February 11, 2004, a copy of which is attached to this Proxy Statement as Annex B.

The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•	the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and other such factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

The Board held eight meetings during the last fiscal year. In the last fiscal year, each of the Directors attended at least 75% of the aggregate number of meetings of the Board and any committees on which he served during the period for which he was a Director. The Fund does not have a policy with regard to Board attendance at annual meetings of shareholders. One Board member attended the 2006 Annual Meeting.

COMPENSATION

Only the Independent Directors receive remuneration from the Fund for acting as Directors. Aggregate expenses (including reimbursement for travel and out-of-pocket expenses) of $11,322 were paid to such Directors by the Fund during the fiscal year ended September 30, 2006. Fees for the Independent Directors are set at $6,000 per annum. In addition, the Independent Directors receive $750 for each Board meeting attended in person and $300 for each telephonic Board meeting, plus travel and out-of-pocket expenses incurred in connection with Board meetings. The out-of-pocket expenses are borne equally by each individual fund, including the

Fund, in the group of funds served by the same board members (the “Fund Complex”). None of the officers of the Fund received any compensation from the Fund for the fiscal year ended September 30, 2006. Officers and interested Directors of the Fund are compensated by the Manager or by Legg Mason.

The following table shows the compensation paid by the Fund to each Director during the Fund’s last fiscal year ended September 30, 2006 and by the Fund complex for the calendar year ended December 31, 2005:

COMPENSATION TABLE

Name of Person	Aggregate Compensation from Fund for the Fiscal Year Ended September 30, 2006	Total Compensation from Fund and Fund Complex for the Calendar Year Ended December 31, 2005	Total Number of Funds for Which Director Serves within Fund Complex
Carol L. Colman*	$0	$233,500	35
Dwight B. Crane	14,250	233,300	44
Daniel P. Cronin*	0	176,500	32
Paolo M. Cucchi	14,400	67,700	7
Robert A. Frankel	14,400	110,588	18
Leslie H. Gelb*	0	169,500	32
R. Jay Gerken**	0	0	160
Paul Hardin	14,400	140,700	33
William R. Hutchinson	14,550	279,300	40
George M. Pavia	14,100	59,450	7

*	Ms. Colman and Messrs. Cronin and Gelb became Directors as of December 1, 2006.
**	Designates a Director who is an “interested person” of the Fund.

Messrs. Alan J. Bloostein and Martin Brody currently serve as emeritus board members for the Fund. For the fiscal year ended September 30, 2006, total compensation to the emeritus board members was $8,700. The Fund’s Board has voted to terminate the emeritus plan effective January 1, 2007, and to adopt the Emeritus Retirement Plan for the purpose of providing the payments of the plan described below to current emeritus and retiring board members. Notwithstanding the termination of the plan, Messrs. Bloostein and Brody will be permitted to continue their emeritus service in accordance with the emeritus plan until the date on which board members elected in accordance with this Proxy Statement accept their elections and commence service as board members.

On June 22, 2006, the Fund’s Board voted to establish a mandatory retirement age of 75 for current board members and 72 for future board members who do not currently oversee another fund within the fund complex. The current board member who has attained age 75 prior to January 1, 2007, Mr. Paul Hardin, will retire on the date on which board members elected in accordance with this Proxy Statement accept their elections and commence service as board members.

Each current emeritus and retiring board member will be entitled to receive under the Emeritus Retirement Plan an aggregate benefit generally equal to the compensation the board member would have received under the emeritus plan, discussed above, had the plan remained in effect. This benefit will be paid in quarterly installments unless a board member elects to receive a lump sum payment calculated on a net present value basis. The aggregate benefit (calculated on a net present value basis) to which each emeritus or retiring board member is entitled under the Emeritus Retirement Plan is set forth below.

Emeritus/Retiring Board Member	Aggregate Benefit (net present amount)($)
Paul Hardin	539,396
Alan J. Bloostein	439,878
Martin Brody	288,361

Each fund overseen by an emeritus or retiring board member will pay a pro rata share (based upon asset size) of the aggregate benefit to such emeritus or retiring board member. Legg Mason or its affiliates will reimburse each fund in the fund complex an amount equal to 50% of the emeritus and retiring board member benefits paid by the fund.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund’s Directors and officers and persons who own more than 10% of the Fund’s common stock, as well as the Manager and Subadviser and certain of their affiliated persons, to file reports of ownership and changes in ownership with the SEC and the NYSE. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely upon its review of the copies of such filings received by it and certain other information received by it, the Fund believes that, for the fiscal year ended September 30, 2006, all filing requirements applicable to such persons were met.

REPORT OF THE AUDIT COMMITTEE

Pursuant to a meeting of the Audit Committee held on November 28, 2006, the Audit Committee reports that it: (i) reviewed and discussed the Fund’s audited financial statements with management; (ii) discussed with KPMG LLP (“KPMG”), the independent registered public accounting firm to the Fund, the matters (such as the quality of the Fund’s accounting principles and internal controls) required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently modified or supplemented, including, but not limited to, the scope of the Fund’s audit, the Fund’s financial statements and the Fund’s accounting controls; and (iii) received written confirmation from KPMG that it is independent and disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with KPMG the firm’s independence. Based on the review and discussions referred to in items (i) through (iii) above, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Audit Committee Charter, the Audit Committee recommended to the Board (and the Board approved) that the audited financial statements be included in the Fund’s annual report for the Fund’s fiscal year ended September 30, 2006.

Submitted by the Audit Committee* of the Fund’s Board of Directors

Dwight B. Crane

Paolo M. Cucchi

Robert A. Frankel

Paul Hardin

William R. Hutchinson

George M. Pavia

*	Ms. Colman, Messrs. Cronin and Gelb became members of the Audit Committee subsequent to this report.

EXECUTIVE OFFICERS

The following is a list of the current executive officers of the Fund, all of whom have been elected by the Board to serve until their respective successors are elected:

Name and Year of Birth	Offices and Positions Held with Fund	Period Offices Held	Principal Occupations During Past Five Years
R. Jay Gerken	Chief Executive Officer, Chairman of the Board and President	Since 2002	(see Table of Persons Nominated for Election as Directors, above)

Glenn N. Marchak CAI 399 Park Avenue New York, NY 10022 Birth Year: 1956	Investment Officer	Since 1998	Managing Director and Senior Portfolio Manager of CAI; Senior Vice President of Travelers Asset Management International Company LLC (from 1998-2005)

Ted P. Becker Legg Mason 399 Park Avenue, New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (2002-2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

Kaprel Ozsolak Legg Mason 125 Broad Street 9th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Controller of certain mutual funds associated with Legg Mason or its predecessor (2002-2004)

Steven Frank Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason; Assistant Controller of Legg Mason or its predecessor (from 2001 to 2005)

Name and Year of Birth	Offices and Positions Held with Fund	Period Offices Held	Principal Occupations During Past Five Years
Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	2003 to date	Managing Director and General Counsel, Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of certain funds associated with Legg Mason

DISCLOSURE OF AUDITOR FEES

Audit Fees.    Fees for the annual audit of the Fund’s financial statements by KPMG for the fiscal years ended September 30, 2006 and 2005 were $47,000 and $47,000, respectively.

Audit-Related Fees.    Fees for services related to the audit of the Fund’s financial statements rendered by KPMG for the fiscal years ended September 30, 2006 and 2005 were $60,000 and $32,000, respectively. These amounts represent procedures performed and prepared for in an agreed upon procedures letter in accordance with the terms of the Articles Supplementary.

Tax Fees.     Fees for services rendered by KPMG for tax compliance for the fiscal years ended September 30, 2006 and 2005 were $0 and $5,000, respectively. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely tax qualification review and tax distribution and analysis planning rendered by KPMG to the Fund.

All Other Fees.    There were no other fees billed to KPMG for services rendered to the Fund for the last two fiscal years.

Pre-Approval Policies and Procedures.    The Audit Committee Charter requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accounting firm to the Manager and any service providers controlling, controlled by or under common control with the Manager that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Audit Committee may not approve non-audit services that the Committee believes may impair the independence of the registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Manager and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Manager and (c) any Covered Service Provider during the fiscal year in which the services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

There were no services rendered by KPMG to the Fund for which the pre-approval requirement was waived.

Aggregate Non-Audit Fees.     The aggregate non-audit fees billed by KPMG for non-audit services rendered to the Fund, the Manager and Covered Service Providers for the years ended December 31, 2005 and December 31, 2006 were $75,000 and $0, respectively.

The Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered by KPMG to the Manager and Covered Service Providers which were not pre-approved (not requiring pre-approval) is compatible with maintaining KPMG’s independence. All services provided by KPMG to the Fund, the Manager or Covered Service Providers which were required to be pre-approved were pre-approved as required.

SUBMISSION OF SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at the 2008 Annual Meeting of the Shareholders of the Fund must be received by September 1, 2007 to be included in the proxy statement and the form of proxy relating to that meeting, as the Fund expects that the 2008 Annual Meeting will be held in January of 2008. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Any shareholder who desires to submit a proposal at the 2008 Annual Meeting of Shareholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to LMP Corporate Loan Fund Inc., 125 Broad Street, New York, New York 10004) during the period from November 1, 2007 to December 1, 2007. However, if the 2008 Annual Meeting of Shareholders is held earlier than December 30, 2007 or later than March 30, 2008, such written notice must be delivered to the Secretary of the Fund during the period from 90 days before the date of the 2008 Annual Meeting to the later of 60 days prior to the date of the 2008 Annual Meeting or 10 days following the public announcement of the date of the 2008 Annual Meeting. Shareholder proposals are subject to certain regulations under the federal securities laws.

The persons named as proxies for the Annual Meeting of Shareholders for 2008 will have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Fund receives notice of the matter by November 14, 2007, in which case these persons will not have discretionary voting authority except as provided in the SEC’s rules governing shareholder proposals.

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Fund’s Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason

Compliance Department

399 Park Avenue, 4th Floor

New York, NY 10022

Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

The Fund’s Audit Committee Chair may be contacted at:

LMP Corporate Loan Fund Inc.

Audit Committee Chair

Robert A. Frankel

1961 Deergrass Way

Carlsbad, CA 92009

A shareholder who wishes to send any other communications to the Board should deliver such communications to the Secretary of the Fund, Robert I. Frankel, 300 First Stamford Place, 4th Floor, Stamford, CT 06902. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board.

ADDITIONAL INFORMATION

Legg Mason’s sole business is asset management, with on-the-ground management capabilities located around the world and assets under management as of September 30, 2006 aggregating approximately $891 billion.

The firm is headquartered in Baltimore, Maryland.

OTHER MATTERS

The Manager knows of no other matters which are to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

All proxies received will be voted “for” Proposal 1 unless otherwise directed therein.

By Order of the Board of Directors

Robert I. Frenkel

Secretary

December 27, 2006

It is important that proxies be returned promptly. Shareholders who do not expect to attend the meeting are therefore urged to complete and sign, date and return the proxy card as soon as possible in the enclosed postage-paid envelope.

ANNEX A

AUDIT COMMITTEE CHARTER

AMENDED AND RESTATED AS OF FEBRUARY 14, 2006

Establishment and Purpose

This document serves as the Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management or Salomon Brothers Asset Management or one of their affiliates (each, an “Adviser”) listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) assist Board oversight of (i) the integrity of the Fund’s financial reporting, (ii) the Fund’s compliance with legal and regulatory requirements (iii) the qualifications and independence of the Fund’s independent registered public accountants and (iv) the performance of the Fund’s internal audit function and independent registered public accountants; (b) approve, and recommend to the Independent Board Members (as such term is defined below) for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accountants, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund’s independent registered public accountants; and (d) for each closed-end Fund, prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission for inclusion in the Fund’s annual Proxy Statement.

Duties and Responsibilities

The Fund’s independent registered public accountants are accountable to the Committee.

The Committee shall:

1.	Bear direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent registered public accountants, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

2.	Confirm with any independent registered public accountant retained to provide audit services that the independent registered public accountant has ensured the appropriate rotation of the lead audit partner pursuant to applicable regulations.

3.	Approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accountants to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4.	Discuss with the independent registered public accountants any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accountants and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent registered public accountants.

5.	Review, in consultation with the independent registered public accountants, the proposed scope of the Fund’s audit each year, including the audit procedures to be utilized in the review of the Fund’s financial statements.

6.	Inquire of the Adviser and the independent registered public accountants as to significant tax and accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the Internal Revenue Code).

7.	Review with the independent registered public accountants any problems or difficulties the registered public accountants may have encountered

1 The Committee shall not approve non-audit services that the Committee believes may impair the independence of the registered public accountants. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accountants, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent registered public accountants during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

during the conduct of the audit and management’s response, including a discussion with the independent registered public accountants of the matters required to be discussed by Statement on Auditing Standards No. 61, 89, 90 or any subsequent Statement, relating to the conduct of the audit.

8.	Review, in consultation, as appropriate, with the independent registered public accountants and significant Fund service providers, matters relating to internal controls over financial reporting and disclosure controls and procedures of the Fund and of the Fund’s significant service providers.

9.	Request, receive and/or review from the independent registered public accountants such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this Charter; such materials may include, without limitation, any other material written communications bearing on the Fund’s financial statements, or internal or disclosure controls, between the independent registered public accountants and the Fund, the Adviser or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or “deficiency” letter (to the extent such letters relate to financial reporting) received from a regulatory or self-regulatory organization addressed to the Fund or the Adviser that relates to services rendered to the Fund.

10.	For each closed-end Fund, establish procedures regarding the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures for the confidential or anonymous submission by Fund officers, employees, stockholders or service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

11.	For each closed-end Fund, obtain and review a report by the Fund’s independent registered public accountants describing (i) the auditing firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) (to assess the auditor’s independence) all relationships between the independent registered public accountants and the Fund.

12.	For each closed-end Fund, discuss policies with respect to risk assessment and risk management.

13.	For each closed-end Fund, review hiring policies for employees or former employees of the Fund’s independent registered public accountants.

14.	For each closed-end Fund, discuss with management and the Fund’s independent registered public accountants the Fund’s audited financial statements and discuss with management the Fund’s unaudited financial statements, including any narrative discussion by management concerning the Fund’s financial condition and investment performance and, if appropriate, recommend the publication of the Fund’s annual audited financial statements in the Fund’s annual report in advance of the printing and publication of the annual report.

15.	For each closed-end Fund, discuss the Fund’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

16.	For each closed-end Fund, review and evaluate annually the performance of the Committee and the adequacy of this Charter and recommend any proposed changes to the Charter to the Board for approval.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to carry out its duties and its responsibilities, including (a) for compensation to be paid to, or services to be provided by, the Fund’s independent registered public accountants or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any outside legal, accounting or other advisors, counsel or consultants employed by the Committee and (c) for the ordinary administrative expenses of the Committee. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, the Adviser, the Fund’s sub-adviser(s), if any, the Fund’s counsel, counsel to the Independent Board Members and the Fund’s other service providers.

Composition

The Committee shall be composed of each Board member who has been determined not to be an “interested person,” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), of the Fund (the “Independent Board Members”), or such lesser number as the Board of the Fund may specifically determine and reflect in the Board’s minutes, each of whom shall be financially literate and at least one of whom shall have accounting or related financial management expertise as determined by the

Fund’s Board in its business judgment. Each member of the Committee must also meet the independence and experience requirements as set forth in Section 303.01(B) of the New York Stock Exchange’s Listed Company Manual or as set forth in Section 121(a) of the American Stock Exchange’s listing standards, as applicable, and the independence requirements applicable to investment companies set forth in Rule 10A-3 under of the Securities Exchange Act of 1934. For those Funds listed on the New York Stock Exchange, no member of the Committee may serve on the audit committees of more than three public companies, including the Funds, unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively. The Committee shall elect a Chairperson, who shall preside over Committee meetings. The Chairperson shall serve for a term of three years, which term may be renewed from time to time.

Meetings

The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. The Committee may request any officer or employee of the Fund, the Fund’s counsel, counsel to the Independent Board Members, the Adviser, the Fund’s independent registered public accountants or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet periodically with the Fund’s independent registered public accountants outside the presence of the Fund’s and the Adviser’s officers and employees. The Committee will also meet periodically with the Fund’s management outside the presence of the Fund’s independent registered public accountants. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

One-third of the Committee’s members, but not fewer than two members, shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

Reporting

The Chairperson shall report regularly to the Board on the result of the Committee’s deliberations and make such recommendations as deemed appropriate.

Limits on Role of Committee

The function of the Committee is oversight. The Fund’s management is responsible for (i) the preparation, presentation and integrity of the Fund’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accountants are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund’s Board) and (iii) statements made by the officers and employees of the Fund, the Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent registered public accountants to the Fund. The designation of a person as an “audit committee financial expert,” within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

In carrying out its responsibilities, the Committee’s policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

Amendments

This Charter may be amended by a vote of a majority of the Board members.

Appendix A

Citigroup Investments Corporate Loan Fund Inc.*

Managed High Income Portfolio Inc.*

Managed Municipals Portfolio Inc.*

Municipal High Income Fund Inc.*

Real Estate Income Fund Inc.*

SB Adjustable Rate Income Fund

Zenix Income Fund Inc.*

*Closed-end Fund. The duties and responsibilities of paragraphs 10, 11, 12 and 13 and any other provision applicable exclusively to closed-end funds apply to these funds only.

Annex B

NOMINATING COMMITTEE CHARTER

Organization

The Nominating Committee of each registered investment company listed on Appendix A hereto (each, a “Fund” and together, the “Funds”) shall be composed solely of Directors who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and, with respect to those Funds listed on the New York Stock Exchange, who are “independent” as defined in the New York Stock Exchange listing standards (“Independent Directors”). The Board of Directors of the Fund (the “Board”) shall nominate the members of the Committee and shall designate the Chairperson of the Committee. The Chairperson shall preside at each meeting of the Committee.

Responsibilities

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

Evaluation of Potential Nominees

In evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•

the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is a quorum shall be the act of the Committee.

Nomination of Directors

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the Board for its consideration.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: February 11, 2004

Appendix A

Citigroup Investments Corporate Loan Fund Inc.

Managed High Income Portfolio Inc.

Managed Municipals Portfolio Inc.

Municipal High Income Fund Inc.

Real Estate Income Fund Inc.

SB Adjustable Rate Income Fund

Zenix Income Fund Inc.

ANNUAL MEETING OF SHAREHOLDERS OF

LMP CORPORATE LOAN FUND INC.

January 29, 2007

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

■

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1. Election of Directors:
Please Complete, Sign and Date hereon and Mail in Accompanying Postpaid Envelope.
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: O Carol L. Colman O R. Jay Gerken O Riordan Roett O Daniel P. Cronin O Leslie H. Gelb O Jeswald W. Salacuse	. Class I Class I Class I Class II Class II Class III

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■

☐                    ■

LMP CORPORATE LOAN FUND INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of Auction Rate Cumulative Preferred Stock of LMP Corporate Loan Fund Inc. (the “Fund”), a Maryland corporation, hereby appoints R. Jay Gerken, Robert I. Frenkel, Grace Sinn and Robert M. Nelson, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Auction Rate Cumulative Preferred Stock of the Fund which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Legg Mason 399 Park Avenue, 4th Floor, New York, New York on January 29, 2007, at 4:00 p.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated December 27, 2006 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

(Continued and to be signed on the reverse side)

■	14475 ■

ANNUAL MEETING OF SHAREHOLDERS OF

LMP CORPORATE LOAN FUND INC.

January 29, 2007

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

■

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1. Election of Directors:
Please Complete, Sign and Date hereon and Mail in Accompanying Postpaid Envelope.
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: O Carol L. Colman O R. Jay Gerken O Daniel P. Cronin O Leslie H. Gelb O Jeswald W. Salacuse	. Class I Class I Class II Class II Class III

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■

☐                    ■

LMP CORPORATE LOAN FUND INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of LMP Corporate Loan Fund Inc. (the “Fund”), a Maryland corporation, hereby appoints R. Jay Gerken, Robert I. Frenkel, Grace Sinn and Robert M. Nelson, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of the Fund which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Legg Mason 399 Park Avenue, 4th Floor, New York, New York on January 29, 2007, at 4:00 p.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated December 27, 2006 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

(Continued and to be signed on the reverse side)

■	14475 ■